UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 8, 2008

Labwire, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-00000	37-1501818
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Labwire, Inc. 14133 Memorial Drive, Suite 1 Houston, Texas 77079
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (281) 597-1611

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

Labwire, Inc. (the “Company”) is furnishing this information under Item 2.02 of Form 8-K.

The information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.     Financial Statements and Exhibits

(c)	Exhibits
	99.1	Press release dated September 8, 2008.
	99.2	Supplemental Information – June 30, 2008 Quarterly Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Labwire, Inc.

Date: September 8, 2008	By:	/s/ Dexter Morris
Dexter Morris
President and Chief Executive Officer

Exhibit 99.1

September 8, 2008 - Labwire Announces Financial Results for the Second Quarter of 2008

Houston, TX- September 8, 2008 Labwire, Inc. (Pink Sheets: LBWR), a leading provider of employee screening solutions and canine security and surveillance services, announced that Moore and Associates has completed it’s review of the financial records and results for the quarter ending June 30, 2008 and is pleased to report the following results:

1)
Total Revenue of $ 1,019,324 vs. $ 1,009,310 in 2007. The increase in revenue is indicative of the first business from the USIS Alliance, strong performance of the OTI unit, and additional revenue from existing Labwire customers.

2)
Gross Profit improved to $ 522,520 vs. $ 445,379 in 2007. This represents a $ 77,141 increase or a 17.32% improvement. Most importantly, gross margin improved to 51% from 44% in 2007. This encouraging trend is indicative of the addition and growth of the OTI business, a swift and successful conversion of the first business from the USIS Alliance, and management’s focus on adding high margin business to its existing contracts and capturing revenue for its technology services.

3)
Operating Expense:  Total operating expense was $ 430,694 vs. $ 298,988 in 2007. Management continues to focus on controlling operating expense. Most areas were flat or down except Payroll Expense which increased to $ 225,888 vs. $ 162,402 in 2007. This is primarily attributable to the addition of OTI. Management expects this to become less of a factor as the company is now set up for additional revenue growth in future quarters and the restructuring of OTI staffing needs have been addressed.

“The 2nd quarter pre-tax net income of $ 57,235 represents another in a string of profitable quarters for Labwire” stated Marlin Williford, CFO. “Our numbers were in line with our previous management release except a slight difference in net income of about  $8,000. This was attributable to some additional amortization applied by our auditors. We continue to focus on controlling expense while improving margins and building revenue. We feel we have a good foundation established as we anticipate additional revenue growth in the second half of the year.”

Dexter Morris, Labwire Chairman and CEO, provides the following insight into business activity for this year: “We have been working very hard to put everything in place to operate as a fully-reporting public company. This has been very time consuming as we move thru the various steps in the process. With the completion of the audit process thru June, we have cleared an important hurdle to up-listing. We will be aggressively pursuing this agenda in the near term and will keep our shareholders advised of our progress. The 2nd quarter numbers were very encouraging with $1MM+ revenue, increasing margins and profit, and the further growth and development of our OTI acquisition. We are also pleased to see the impact of our first revenue under the USIS Alliance (see press release May 15, 2008). We see great potential in this relationship. We thank our shareholders for their support and we are excited about the future business prospects for Labwire.”

About Labwire
Labwire Inc., Headquartered in Houston, TX, provides secure and compliant employee drug screening and background checking services to Fortune 500 corporations via the Labwire™ Platform. Labwire™ is a proprietary, web-based application that streamlines the complex regulatory and record management activities associated with employee screening, delivering accurate timely results while eliminating service calls and paper trails. This comprehensive solution to managing employee screening services is the most efficient and cost-effective platform in the industry.

About USIS
USIS is a worldwide provider of total client solutions in human resources background investigations, pre-employment/drug screenings, insurance information services, due diligence and risk management assessment, and security and related professional services to businesses, federal agencies, and institutions. Formerly the Office of Federal Investigations (a U.S. government agency privatized in 1996), today USIS remains the largest supplier of security investigations to the U.S. government and a major global provider of security support services, training and consulting solutions for government agencies and commercial clients. Headquartered in Falls Church, Va., USIS has approximately 7,000 employees supporting business operations in all 50 states and overseas. For more information, please visit www.usis.com

Safe Harbor Provisions:
Certain oral statements made by management from time to time and certain statements contained in press releases and periodic reports issued by Labwire, Inc., (the "Company"), as well as those contained herein, that are not historical facts are "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934 and, because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements, including those in Management's Discussion and Analysis, are statements regarding the intent, belief or current expectations, estimates or projections of the Company, its Directors or its Officers about the Company and the industry in which it operates, and are based on assumptions made by management. Forward looking statements include without limitation statements regarding: (a) the Company's strategies regarding growth and business expansion, including future acquisitions; (b) the Company's financing plans; (c) trends affecting the Company's financial condition or results of operations; (d) the Company's ability to continue to control costs and to meet its liquidity and other financing needs; (e) the declaration and payment of dividends; and (f) the Company's ability to respond to changes in customer demand and regulations. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that the anticipated results will occur. When issued in this report, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and similar expressions are generally intended to identify forward-looking statements.

Important factors that could cause the actual results to differ materially from those in the forward-looking statements include, among other items, (i) changes in the regulatory and general economic environment; (ii) conditions in the capital markets, including the interest rate environment and the availability of capital; (iii) changes in the competitive marketplace that could affect the Company's revenue and/or cost and expenses, such as increased competition, lack of qualified marketing, management or other personnel, and increased labor and inventory costs; (iv) changes in technology or customer requirements, which could render the Company's technologies noncompetitive or obsolete; (v) new product introductions, product sales mix and the geographic mix of sales.
The Company disclaims any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements which are not historical facts contained in this advertisement are forward-looking statements that involve certain risks and uncertainties including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, governmental approval processes, the impact of competitive products or pricing, technological changes, and the effect of economic conditions.

Investor and Public Relations Contact:
Marlin R. Williford Jr.
email: marlinwilliford@aol.com
Phone: (832) 277- 4818

Exhibit 99.2

 MOORE & ASSOCIATES, CHARTERED

      ACCOUNTANTS AND ADVISORS
        PCAOB REGISTERED

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use, in the statement on Form 10/A, Amendment No. 1 of Labwire, Inc., of our report dated September 4, 2008 on our review of the financial statements of Labwire, Inc. as of June 30, 2008, and the related statements of operations, stockholders’ equity and cash flows for the three-month and six-month periods ended June 30, 2008 and 2007, and of our report dated July 23, 2008 on our audit of the financial statements of Labwire, Inc. as of December 31, 2007 and December 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for the years then ended December 31, 2007 and December 31, 2006, and the reference to us under the caption “Experts.”

/s/ Moore & Associates, Chartered
Moore & Associates Chartered
Las Vegas, Nevada
September 5, 2008

LABWIRE, INC.
Condensed Consolidated Balance Sheets

ASSETS	6/30/2008 (Unaudited)	12/31/2007
CURRENT ASSETS:
Cash and cash equivalents - interest bearing	$257,279	$206,520
Accounts receivable, net of allowance for doubtful accounts of $5,600 as of June 30, 2008 and December 31, 2007, respectively	705,073	1,102,030
Advances to employees	12,500	-
Prepaid expenses	135,751	20,696
Total Current Assets	1,110,603	1,329,246

PROPERTY AND EQUIPMENT:
Laboratory equipment	53,781	53,781
Vehicles	7,000	7,000
Office furniture and equipment	51,115	35,251
Proprietary software	185,025	118,550
	296,921	214,582
Less: accumulated depreciation	(79,242)	(54,207)
Total Property and Equipment	217,679	160,375

OTHER ASSETS:
Goodwill	455,210	455,210

TOTAL ASSETS	$1,783,492	$1,944,831

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$323,420	$866,796
Income taxes payable	13,890	24,303
Current portion of long-term debt	493,989	401,932
Unearned income	61,147	-
Notes payable to related parties	-	156,985
Accrued interest payable	26,338	7,045
Accrued interest payable – related parties	-	21,690
Total Current Liabilities	918,784	1,478,751

LONG-TERM LIABILITIES:
Long term-debt, less current portion above	667,988	320,000
Total Long-term Liabilities	667,988	320,000

TOTAL LIABILITIES	1,586,772	1,798,751

STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock; $0.001par value; 150,000,000 shares authorized; 140,399,001 shares issued and outstanding at December 31, 2007 and 2006, respectively	140,399	140,399
Additional paid-in capital	471,384	471,384
Accumulated deficit	(415,063)	(465,703)

Total Stockholders' Equity (Deficit)	196,720	146,080

TOTAL LIABILITIES AND STOCKHOLDERS’ (DEFICIT)	$1,783,492	$1,944,831

The accompanying notes are an integral part of these financial statements.
F1

 LABWIRE, INC.
Condensed Consolidated Statements of Operations

	For the Three Months Ended	For the Three Months Ended	For the Six Months Ended	For the Six Months Ended
	6/30/2008	6/30/2007	6/30/2008	6/30/2007

REVENUES	$1,019,324	$1,009,310	$1,899,321	2,177,285
COST OF SALES	496,804	563,931	959,513	1,358,218
GROSS PROFIT	522,520	445,379	939,808	819,067

OPERATING EXPENSES:
General and administrative expenses	198,194	135,816	362,021	305,114
Bad debt expense	1,481	490	2,001	490
Advertising and marketing expense	5,131	280	9,376	1,188
Payroll expenses	225,888	162,402	465,281	289,474

Total Operating Expenses	430,694	298,988	838,679	596,266

OPERATING INCOME (LOSS)	91,826	146,391	101,129	222,801

OTHER INCOME (EXPENSES)
Interest expense	34,591	(6,483)	(52,976)	(12,551)
Interest income	-	-	78	-
Total Other Income (Expenses)	34,591	(6,483)	(52,898)	(12,551)

NET INCOME (LOSS) BEFORE TAXES	57,235	139,908	48,231	210,250

INCOME TAX EXPENSE (BENEFIT)	13,890	32,086	2,409	32,086

NET INCOME (LOSS)	$43,345	$107,822	$50,640	178,164

BASIC EARNINGS (LOSS) PER SHARE	$0.00	$0.00	$0.00	$0.00

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	140,399,001	140,399,001	140,399,001	138,315,665

The accompanying notes are an integral part of these financial statements.

F2

LABWIRE, INC.
Condensed Consolidated Statement of Stockholders’ Equity (Deficit)

DESCRIPTION	Common Shares	Stock Amount	Additional Paid-In Capital	Accumulated Deficit	Total Stockholders’ Equity (Deficit)

Balance, December 31, 2005	136,232,330	$ 136,232	$ 168,346	$ (310,401)	$ (5,823)

Common shares issued for cash	4,166,671	4,167	303,038	-	307,205

Net loss for the year ended December 31, 2006	-	-	-	(500,981)	(500,981)

Balance, December 31, 2006	140,399,001	140,399	471,384	(811,382)	(199,599)

Net income for the year ended December 31, 2007	-	-	-	345,679	345,679

Balance, December 31, 2007	140,399,001	140,399	471,384	(465,703)	146,080

Net income for the six months ended June 30, 2008	-	-	-	50,640	50,640

Balance, June 30, 2008	140,399,001	$ 140,399	$ 471,384	$ (415,063)	$ 196,720

The accompanying notes are an integral part of these financial statements.

F3

 LABWIRE, INC.
Condensed Consolidated Statements of Cash Flows

	For the Six Months Ended June 30,
	2008	2007
OPERATING ACTIVITIES
Net income (loss)	$50,640	$178,164
Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities:
Depreciation	25,034	9,316
Changes in operating assets and liabilities
(Increase) decrease in accounts receivable	384,457	(81,471)
(Increase) decrease in prepaid expenses	(115,055)	1,382
Increase (decrease) in accounts payable and accrued expenses	(543,375)	(284,112)
Increase (decrease) in unearned income	61,147	-
Increase (decrease) in accrued interest payable	(2,397)	-
Income taxes payable	(10,413)	18,294
Net Cash Provided by (Used) in Operating Activities	(149,962)	(158,427)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(15,864)	-
Development of Software	(65,475)	-
Net Cash Used in Investing Activities	(82,339)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of notes payable	(266,940)	(80,965)
Increase in bank line of credit	250,000	121,000
Increase in note payable	300,000	-
Sale of common stock for cash	-	-
Net Cash Provided by Financing Activities	283,060	40,035

NET INCREASE (DECREASE) IN CASH	50,759	(118,392)

CASH AT BEGINNING OF YEAR	206,520	108,346

CASH AT END OF PERIOD	$257,279	$(10,046)

CASH PAID FOR:
Interest	$48,328	$12,551
Income Taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

F4

Labwire, Inc.
Notes to Consolidated Financial Statements
References to June 30, 2008 are Unaudited

1. Summary of Significant Accounting Policies

Nature of Operations - The Company was incorporated in Nevada on October 8, 2004 as Labwire, Inc. (referred to herein as "the Company"). The Company was established as a an employee screening company specializing in drug testing and background investigations with a client base of large US and European corporations which provides compliance services for Department Of Transportation (49cfr part 40) and Security and Exchange Commission  (Fair Credit Reporting Act) governed programs.

Basis of Consolidation – The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary.  All intercompany balances and transactions have been eliminated in consolidation.

Basis of presentation - The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States. Significant accounting principles followed by the Company and the methods of applying those principles, which materially affect the determination of financial position and cash flows are summarized below.

In the opinion of management, the accompanying balance sheets and related interim statements of income, cash flows, and stockholders’ equity include all adjustments, consisting only of normal recurring items, necessary for their fair presentation in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).  Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses.  Actual results and outcomes may differ from management’s estimates and assumptions.

Interim results are not necessarily indicative of results for a full year.  The information included in this quarterly report should be read in conjunction with information included in the annual financial statements.

Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid instruments with original maturities of ninety days or less, to be cash equivalents.

Allowance for Uncollectible Receivables -  The allowance for all probable uncollectible receivables is based on a combination of historical data, cash payment trends, specific customer issues, write-off trends, general economic conditions and other factors. These factors are continuously monitored by management to arrive at an estimate for the amount of accounts receivable that may ultimately be uncollectible. In circumstances where the Company is aware of a specific customer’s inability to meet its financial obligations, the Company records a specific allowance for bad debts against amounts due to reduce the net recognized receivable to the amount it reasonably believes will be collected. This analysis requires making significant estimates, and changes in facts and circumstances could result in material changes in the allowance for uncollectible receivables.  The Company’s allowance for uncollectible receivables was $5,600 at June 30, 2008 and December 31, 2007, respectively.

Fair Value of Financial Instruments – The Company’s financial instruments includes accounts receivable, accounts payable, notes payable and long-term debt. The fair market value of accounts receivable and accounts payable approximate their carrying values because their maturities are generally less than one year. Long-term notes receivable and debt obligations are estimated to approximate their carrying values based upon their stated interest rates.

Impairment of Long-Lived Assets – The Company reviews long-lived assets, such as property and equipment, and purchased intangibles subject to amortization, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, in accordance with Statement of financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment for Disposal of Long-Lived Assets. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount of the asset exceeds the fair value of the asset.
At December 31, 2007, the Company determined that the fair value of the reporting entity unit exceeds its carrying amount and hence the goodwill is not impaired.

Property and equipment – Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is provided primarily by the straight-line method over the estimated useful lives of the related assets generally of five to seven years.

F5

Labwire, Inc.
Notes to the Consolidated Financial Statements
References to June 30, 2008 are Unaudited

1. Summary of Significant Accounting Policies - Continued

Income Taxes -The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed annually for differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce the deferred tax assets to the amount expected to be realized. Income tax expense is payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition –

The Company has three main sources of revenue: drug testing and related services, training and online certification, and security services provided by a Company subsidiary.  Drug testing: the company fulfills orders for drug testing services, wherein the Company is responsible for the performance and data maintenance related to employee drug testing for its clients.  The Company does not perform the drug tests, but it fulfills the order through its network of third party labs and other drug testing facilities.  Revenue is recognized when the drug testing has been completed by the lab and the customer has been invoiced for the services.  The Company has low bad debt levels because it is its policy that they will not fulfill drug testing orders for clients that are behind in their payments.  In other words, the Company must receive payment for previous orders before fulfillment of new orders take place.  Pursuant to EITF 99-19, the Company is responsible for fulfilling a customer’s order, including whether the service is acceptable and therefore bears the risks and rewards of principal.  As such, the Company has elected to record the gross amounts of the contracts.  The company’s service agreements rarely include multiple parts that would have a material impact on the recognition of revenue.  As such, the Company has created its revenue recognition policies pursuant to EITF 00-21.

Online training and certification: the Company has designed online testing for various certifications which client employees must attain for their employment.  The employee takes the certification examinations online and pays with a credit card.  As such revenue is recorded at the time of payment, which coincides with performance of services.

Security services provided by the Company through its subsidiary: the process is handled in similar fashion to that described above for drug testing.

Software Development Costs

During the period, the Company began developing a software platform for certain exclusively internal purposes.  The Company follows the guidance set forth in Statement of Position 98-1, Accounting for the Cost of Computer Software Developed or Obtained for Internal Use (SOP 98-1), in accounting for costs incurred in the development of its on-demand application suite. SOP 98-1 requires companies to capitalize qualifying computer software costs that are incurred during the application development stage and amortize them over the software’s estimated useful life.

The Company capitalizes costs associated with developing software for internal use, which costs primarily include salaries of developers.  Direct costs incurred in the development of software are capitalized once the preliminary project stage is completed, management has committed to funding the project and completion and use of the software for its intended purpose are probable.  The Company ceases capitalization of development costs once the software has been substantially completed at the date of conversion and is ready for its intended use. The estimation of useful lives requires a significant amount of judgment related to matters, specifically, future changes in technology. The Company believes there have not been any events or circumstances that warrant revised estimates of useful lives.

F6

Labwire, Inc.
Notes to the Consolidated Financial Statements
References to June 30, 2008 are Unaudited

1. Summary of Significant Accounting Policies - Continued

Purchase Accounting

The Company completed acquisitions in 2004 and in the fourth quarter of 2007. The purchase method of accounting requires companies to assign values to assets and liabilities acquired based upon their fair values. In most instances, there is not a readily defined or listed market price for individual assets and liabilities acquired in connection with a business, including intangible assets. The determination of fair value for assets and liabilities in many instances requires a high degree of estimation. The valuation of intangibles assets, in particular, is very subjective.  The Company generally uses internal cash flow models and, in certain instances, third party valuations in estimating fair values. The use of different valuation techniques and assumptions can change the amounts and useful lives assigned to the assets and liabilities acquired, including goodwill and other intangible assets and related amortization expense.

Advertising Costs

Advertising costs are reported in selling, general and administrative expenses and include advertising, marketing and promotional programs. As of December 31, 2007 and 2006, all of these costs were charged to expenses in the period or year in which incurred. Advertising costs for the years ended December 31, 2007 and 2006 were $10,240 and $9,780, respectively.

Stock Options - The Company accounts for stock options issued to employees in accordance with APB No.25.
The Company has elected to adopt the disclosure requirements of SFAS No.123 "Accounting for Stock-based Compensation". This statement requires that the Company provide proforma information regarding net income (loss) and income (loss) per share as if compensation cost for the Company's stock options granted had been determined in accordance with the fair value based method prescribed in SFAS No. 123. Additionally, SFAS No. 123 generally requires that the Company record options issued to non-employees, based on the fair value of the options.

Stock Based Compensation -ASRC accounts for stock-based employee compensation arrangements using the fair value method in accordance with the provisions of Statement of Financial Accounting Standards no.123(R) or SFAS No. 123(R), Share-Based Payments, and Staff Accounting Bulletin No. 107, or SAB 107, Share-Based Payments. The company accounts for the stock options issued to non-employees in accordance with the provisions of Statement of Financial Accounting Standards No. 123, or SFAS No. 123, Accounting for Stock-Based Compensation, and Emerging Issues Task Force No. 96-18, Accounting for Equity Instruments with Variable Terms That Are Issued for Consideration other Than Employee Services Under FASB Statement No. 123. The fair value of stock options and warrants granted to employees and non-employees is determined using the Black-Scholes option pricing model. The Company has adopted SFAS 123(R) and applied it in the period presented.  The Company had not issued any options to employees in the prior periods thus; there was no impact of adopting the new standard.

Net earnings (loss) per share - Basic and diluted net loss per share information is presented under the requirements of SFAS No. 128, Earnings per Share. Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding for the period, less shares subject to repurchase. Diluted net loss per share reflects the potential dilution of securities by adding other common stock equivalents, including stock options, shares subject to repurchase, warrants and convertible notes in the weighted-average number of common shares outstanding for a period, if dilutive. During the three months ended March 31, 2008 and 2007 there were no dilutive securities.  The computation of earnings (loss) per share is as follows:

	Six Months Ended June 30,
	2008	2007
Net Income (Loss)	$ 50,640	$ 178,164
Weighted average shares outstanding	140,399,001	138,315,665
Basic Earnings (Loss) per share	$0.00	$ (0.00)

F7

Labwire, Inc.
Notes to the Consolidated Financial Statements
References to June 30, 2008 are Unaudited

1. Summary of Significant Accounting Policies - Continued

Recent Accounting Pronouncements

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts-and interpretation of FASB Statement No. 60”.  SFAS No. 163 clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement of  premium revenue and claims liabilities. This statement also requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those years. SFAS No. 163 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”.  SFAS No. 162 sets forth the level of authority to a given accounting pronouncement or document by category. Where there might be conflicting guidance between two categories, the more authoritative category will prevail. SFAS No. 162 will become effective 60 days after the SEC approves the PCAOB’s amendments to AU Section 411 of the AICPA Professional Standards. SFAS No. 162 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In March 2008, the Financial Accounting Standards Board, or FASB, issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133.  This standard requires companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company has not yet adopted the provisions of SFAS No. 161, but does not expect it to have a material impact on its consolidated financial position, results of operations or cash flows.

In December 2007, the SEC issued Staff Accounting Bulletin (SAB) No. 110 regarding the use of a "simplified" method, as discussed in SAB No. 107 (SAB 107), in developing an estimate of expected term of "plain vanilla" share options in accordance with SFAS No. 123 (R), Share-Based Payment.  In particular, the staff indicated in SAB 107 that it will accept a company's election to use the simplified method, regardless of whether the company has sufficient information to make more refined estimates of expected term. At the time SAB 107 was issued, the staff believed that more detailed external information about employee exercise behavior (e.g., employee exercise patterns by industry and/or other categories of companies) would, over time, become readily available to companies. Therefore, the staff stated in SAB 107 that it would not expect a company to use the simplified method for share option grants after December 31, 2007. The staff understands that such detailed information about employee exercise behavior may not be widely available by December 31, 2007. Accordingly, the staff will continue to accept, under certain circumstances, the use of the simplified method beyond December 31, 2007. The Company currently uses the simplified method for “plain vanilla” share options and warrants, and will assess the impact of SAB 110 for fiscal year 2009. It is not believed that this will have an impact on the Company’s consolidated financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51.  This statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. Before this statement was issued, limited guidance existed for reporting noncontrolling interests. As a result, considerable diversity in practice existed. So-called minority interests were reported in the consolidated statement of financial position as liabilities or in the mezzanine section between liabilities and equity. This statement improves comparability by eliminating that diversity. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). Earlier adoption is prohibited. The effective date of this statement is the same as that of the related Statement 141 (revised 2007). The Company will adopt this Statement beginning March 1, 2009. It is not believed that this will have an impact on the Company’s consolidated financial position, results of operations or cash flows.

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Labwire, Inc.
Notes to the Consolidated Financial Statements
References to June 30, 2008 are Unaudited

Recent Accounting Pronouncements (Continued)

In December 2007, the FASB, issued FAS No. 141 (revised 2007), Business Combinations.’This Statement replaces FASB Statement No. 141, Business Combinations, but retains the fundamental requirements in Statement 141.  This Statement establishes principles and requirements for how the acquirer: (a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; (b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and (c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. An entity may not apply it before that date. The effective date of this statement is the same as that of the related FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements.  The Company will adopt this statement beginning March 1, 2009. It is not believed that this will have an impact on the Company’s consolidated financial position, results of operations or cash flows.

In February 2007, the FASB, issued SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities—Including an Amendment of FASB Statement No. 115.  This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. This option is available to all entities. Most of the provisions in FAS 159 are elective; however, an amendment to FAS 115 Accounting for Certain Investments in Debt and Equity Securities applies to all entities with available for sale or trading securities. Some requirements apply differently to entities that do not report net income. SFAS No. 159 is effective as of the beginning of an entities first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS No. 157 Fair Value Measurements.  The Company will adopt SFAS No. 159 beginning March 1, 2008 and is currently evaluating the potential impact the adoption of this pronouncement will have on its consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements  This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period within that fiscal year. The Company will adopt this statement March 1, 2008, and it is not believed that this will have an impact on the Company’s consolidated financial position, results of operations or cash flows.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. Where applicable, SFAS No. 157 simplifies and codifies related guidance within GAAP and does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier adoption is encouraged. The Company does not expect the adoption of SFAS No. 157 to have a significant effect on its financial position or results of operation.

2.  Goodwill

The Company acquired 100% of Occupational Testing, Inc. (OTI) on October 31, 2007 for $120,000
Cash and a $480,000 note bearing interest at 1% over New York floating prime.  The note is payable in quarterly installments of $40,000 plus accrued interest beginning January 31, 2008.  The purchase of OTI resulted in $455,210 in goodwill as an asset on the Company’s financial statements.

F9

Labwire, Inc.
Notes to the Consolidated Financial Statements
References to June 30, 2008 are Unaudited

3.  Notes payable

As of June 30, 2008 and December 31, 2007, the Company had outstanding notes payable as follows:

	June 30, 2008	December 31, 2007

A . Murphy, due in quarterly installments of $40,000 beginning January 31, 2008and bears interest at 1% over New York floating prime	$ 388,711	$ 480,000

Bank installment loan, payable in monthly installments of $6,296 plus accrued at rate of 7% interest	223,266	241,932
Note payable August 29, 2008 at 5% interest	300,000	-
Bank line of credit due March 10, 2010 and bears interest at 7%	250,000	-
	1,161,977	721,932
Less: current portion	493,989	401,932
Long term portion	$ 667,988	$320,000

Related Party Notes Payable:
Shareholders, due on demand, bearing interest at1.71% per annum	$ -	$100,985
Workplace Health, due on demand, bearing interest at 4.5% per annum	-	56,000
Total Related Party Notes Payable	-	156,985
Less: current portion	-	156,985
Long term portion	$ -	$ -

The A. Murphy note payable is secured by all of the outstanding stock and all of the assets of Occupational Testing, Inc.  The related party notes payable are unsecured.

The bank loans are secured by a UCC Financing statement signed by the Company in favor of the lender and by the personal guarantee of the Company’s Chief Executive Officer.

Maturities of notes payable and long-term debt for each of the years succeeding December 31, 2007 are as follows:

Year ending December 31,
2008	$ 493,989
2009	257,988
2010	410,000
$ 1,161,977

4. Stockholders’ Equity

The Company is authorized to issue 150,000,000 shares of common stock with a par value of $.001 per share.  The Company had 140,399,001 shares issued and outstanding at June 30, 2008 and December 31, 2007, respectively.

In the year ended December 31, 2006, the Company sold 4,177,670 shares in private placements to accredited investors for $307,205 in cash.

F10

Labwire, Inc.
Notes to the Consolidated Financial Statements
References to June 30, 2008 are Unaudited

5. Income Taxes

The Company provides for income taxes under Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse. The Company’s predecessor operated as entity exempt from Federal and State income taxes.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 39% to the net loss before provision for income taxes for the following reasons:

	Six Months Ended June 30, 2008	Year Ended December 31, 2007
Income tax expense at statutory rate	$ (19,750)	$ (134,806)
Valuation allowance	19,750	134,806
Income tax expense per books	$ -	$ -

Net deferred tax assets consist of the following components as of:

	Six Months Ended June 30, 2008	Year Ended December 31, 2007
NOL carryover	$ 19,750	$ 181,740
Valuation allowance	(19,750)	(181,740)
Net deferred tax asset	$ -	$ -

At December 31, 2007, the Company had total net operating losses carried forward of approximately $466,000 that may be offset against future taxable income through 2027.   Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards are subject to annual limitations.   Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.  No tax benefit has been reported in the December 31, 2007 financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 regarding “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB No. 109 (“FIN 48”), which defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authorities. The Company has reviewed its tax positions for open tax years 2005 and later and the adoption of FIN 48 on January 1, 2007 did not result in establishing a contingent tax liability reserve nor a corresponding charge to retained earnings. Also, no such uncertainties were identified during 2007. The Company has substantial tax benefits derived from its operating loss carryforwards but has provided 100% valuation allowances against them due to uncertainties associated with the realization of those tax benefits.

The recognition and measurement of certain tax benefits includes estimates and judgment by management and inherently includes subjectivity. Changes in estimates may create volativity in the Company’s effective tax rate in future periods from obtaining new information about particular tax positions that may cause management to change its estimates. If the Company would establish a contingent tax liability reserve, interest and penalties related to uncertain tax positions would be classified in general and administrative expenses.

F11

Labwire, Inc.
Notes to the Consolidated Financial Statements
References to June 30, 2008 are Unaudited

6.   Related Party Transactions

At December 31,  2007,  these  loans and  advances,  which bear interest at 1.71% and are unsecured,  aggregated $156,985,  plus accrued and unpaid interest of $21,690, respectively and are  reflected  in "Loans and  advances  from  related party" and "Accrued interest,  related party" on the accompanying balance sheet.  These loans and accrued interest were retired during the quarter ended June 30, 2008.

7.  Subsequent Events

On May 27, 2008, the Board of Directors and shareholders owning approximately 85% of the Company’s issued and outstanding common shares voted to increase its authorized shares of common stock from 150,000,000 to 200,000,000 at par value of $0.001 per share.   The Company has not yet filed the amended articles of incorporation with the Nevada Secretary of State

F12